Equity	6 Months Ended
Jun. 30, 2024
Equity [Abstract]
Equity

Note 16 – Equity

Ordinary shares

For the sake of undertaking a public offering of the Company’s ordinary shares, the Company has performed a series of re-organizing transactions resulting in 16,250,000 shares of ordinary shares outstanding that have been retroactively restated to the beginning of the first period presented. A further 2,800,000 shares were issued by March 23, 2023, and 171,384 shares were issued on October 6, 2023, resulting in 19,221,384 shares of ordinary shares outstanding as at December 31, 2023. The Company only has one single class of ordinary shares that are accounted for as permanent equity.

On February 16, 2024, additional 3,555,555 ordinary shares were issued in a public offering. Additionally, 24,513 ordinary shares were issued as a result of exercise of employee share options. As of June 30, 2024, total shares outstanding was 22,801,452 ordinary shares.